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                                                                     Exhibit 23



                           Consent of Independent Auditors


We consent to the use of our report on the financial statements for the year ended December 31, 1996 of Mart Super Drug dated January 29, 1998 in the Form 8-K/A of HORIZON Pharmacies, Inc.





Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas
February 17, 1998